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                                                                 EXHIBIT 10.15

                                     LEASE
                                     -----

                                    Between

                       SECOND BROMFIELD PROPERTIES, INC.,
                                    as Lessor

                                      and

                                HONEYWELL, INC.
                                   as Lessee

                           Dates as of July 25, 1967

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     THIS LEASE AGREEMENT, dated as of July 25, 1967, between SECOND BROMFIELD
PROPERTIES, INC., (the Lessor), a Delaware corporation, having an address at c/o Wood, Struthers & Winthrop, 20 Exchange Place, New York, New York 10005, as lessor, and HONEYWELL, INC. (the Lessee), a Delaware corporation, having its principal office at 2701 Fourth Avenue South, Minneapolis, Minnesota 55408, as lessee.

                               WITNESSETH THAT:

     The Lessor does hereby demise, lease and let unto the Lessee, the office buildings and engineering facility described in Schedule A attached hereto, together with all buildings, structures and other improvements now or hereafter located on such premises (the building or buildings and the land upon which such building or buildings are situated are herein called the "Leased Premises"), subject to such of the exceptions, if any, set forth in such Schedule A as shall at the time be in effect and applicable to the Leased Premises;

     TO HAVE AND TO HOLD the Leased Premises unto the Lessee its successors and assigns for an interim term commencing on August 10, 1967, and ending at midnight, September 30, 1967 (the Interim Term) and a primary term commencing an October 1, 1967, and ending at midnight, September 30, 1987 (the Primary Term), and thereafter, the Lessee shall have the right and option to extend this Lease for eight consecutive extended terms (the Extended Terms) unless and until this Lease shall be sooner terminated pursuant to any conditional limitation or condition herein set forth. Each Extended Term shall commence on the day immediately succeeding the expiration date of the next proceeding term of this Lease and shall end at midnight on the day immediately preceding the fifth anniversary of the first day of such Extended Term. The Lessee shall exercise its right to extend this Lease for any Extended Term by giving notice of such extension to the Lessor not less than 180 days prior to the expiration of
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the then existing term of this Lease.  The Lessee shall yield and pay for such terms the respective amounts set forth in Schedule B hereof (the Basic Rent) on the dates set forth in said Schedule (the Basic Rent Payment Dates) . The Basic Rent and other sums payable by the Lessee hereunder shall be payable in lawful money of the United States of America at the Lessor's address set forth above or to such agent or person or persons or at such other address as the Lessor from time to time may designate.

     It is mutually agreed and understood between the Lessor and the Lessee as follows:
     1.   Additional Payments by Lessee
          -----------------------------

          (a) As additional rent, the Lessee shall pay when due and payable, and before any fine, penalty, interest or cost may be added for nonpayment, all taxes, assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the term hereof), ground rents, water, sewer and other rents, excises, levies, fees and charges of every character, whether general or special, ordinary or extraordinary, or foreseen or unforeseen (including all interest and penalties thereon) which at any time during the term of this Lease may be assessed, levied or imposed against or in respect of or be a lien upon the Leased Premises or any part thereof or any estate, right or interest therein or any rents therefrom or any occupancy, use or possession of or activity conducted on the Leased Premises, or any part thereof, other than income or franchise taxes of the Lessor (except that the Lessee shall pay all permit, license or similar fees and charges imposed upon the Lessor by reason of its being engaged in the business of owning and leasing the Leased Premises and all gross receipts and similar taxes applicable to the Lessor's receipt of rents hereunder levied by the jurisdiction in which the Leased Premises are located), and the Lessee will furnish the Lessor, promptly upon request, with official receipts

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or other satisfactory proof evidencing such payment. All such items levied during the first and last year of the term of this Lease shall be prorated between the parties in accordance with the number of days of the Lessee's actual tenancy under this Lease. All installments of such items falling due during and before expiration of the term hereof shall be paid by the Lessee and all such installments falling due after expiration of the lease term shall be the responsibility of the Lessor.

          (b) During such term, the Lessee shall pay all water rates assessed for water used and all gas and electric bills and other utility charges at the time such charges become due and payable.

          (c) The Lessee will pay, upon demand, interest at the rate of 7% per annum an all overdue installments of Basic Rent and all other sums payable to the Lessor hereunder, from the due date thereof until payment.

          (d) It is the purpose and intent of the parties hereto that the Basic Rent herein reserved, shall be absolutely net to the Lessor without deduction of any kind, and that all costs, fees, charges, expenses and obligations of every kind relating to the Leased Premises shall be paid and discharged by the Lessee, except certain income and franchise taxes of the Lessor as aforesaid.

          (e) In the event of any failure on the part of the Lessee to pay any additional rent or other sums payable hereunder, the Lessor shall have all of the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise in the case of nonpayment of the Basic Rent.

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     2.   No Counterclaim, Etc.
          ---------------------

     The Basic Rent, additional rent and all other sums payable by the Lessee hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided in this Lease) by reason of any occurrence whatsoever, including, without limitation: (a) any damage to or destruction of or any condemnation or taking of the Leased Premises or any part thereof; (b) any restriction or prevention of or interference with any use of the Leased Premises or any part thereof; (c) any title defect or encumbrance or any eviction from the Leased Premises or any part thereof by title paramount or otherwise; (d) any amendment or modification of or supplement to any instrument evidencing, securing or relating to any indebtedness of the Lessor or any assignment or transfer of any thereof, or any furnishing or acceptance of additional security, or any release of any security, for any such indebtedness; (e) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or any assignment or transfer of any thereof; (f) any default by the Lessor under, or any invalidity of, or any irregularity or any other defect in, any such instrument; (g) any transfer of the assets of the Lessor to, or any consolidation or merger of the Lessor with or into, any other person or corporation (including the Lessee), or any disposition by the Lessee of any shares of stock of the Lessor; (h) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Lessor, or any action taken with respect to this Lease by any trustee or receiver of the Lessor, or by any court, in any such proceeding; (i) any claim which the Lessee has or might

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have against the Lessor; (j) Any failure on the part of the Lessor to perform or comply with any of the terms hereof or of any other agreement with the Lessee;
or (k) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the Leased Premises or any part thereof, or to any abatement, suspension, deferment, diminution or reduction of the Basic Rent, additional rent or any other sum payable by it hereunder.

     3.  Transfer of Lessor's Interest
         -----------------------------
         (a) The Lessor may at any time or from time to time assign, by way of mortgage, deed of trust, pledge or otherwise any or all of its rights and interest, in whole or in part, as lessor under this Lease, and from and after receipt of written notice of any such assignment by the Lessee, (i) the assignee may enforce any and all of the terms of this Lease, to the extent so assigned, as though the assignee had been a party hereto, (ii) no action or failure to act on the part of the Lessor shall adversely affect or limit any rights of the assignee, (iii) no assignment shall release the Lessor from any of its obligations under this Lease or constitute an assumption of any such obligations on the part of the assignee, (iv) no amendment or modification of this Lease and no waiver or consent hereunder shall be valid unless joined in writing by the assignee, (v) no Basic Rent may be prepaid prior to the due date thereof without the prior written consent of the assignee, and (vi) all notices, demands, consents, requests, approvals and other instruments given by the Lessee hereunder shall also be delivered to the assignee. All the rights and interests of the assignee herein shall be terminated upon the

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termination of such assignment in the manner specified in the instrument effecting such assignment.

          (b) This Lease shall not be subject or subordinate in any respect to any conveyance, mortgage or deed of trust which may now or hereafter be placed on or affect the Leased Premises.

     4.   Condition and Use
          -----------------
          (a) The Lessee is fully familiar with the condition of the Leased Premises, has received the same in good condition and agrees that the Leased Premises comply in all respects' with any requirements of this Lease. The Lessor makes no representation or warranty with respect to the condition of the Leased Premises or their fitness or availability for any particular use and shall not be liable for any latent or other defect therein.

          (b) The Lessee may use the Leased Premises for any lawful purpose and will not do or permit any act or thing which is contrary to any requirement of law or which might impair the value of the Leased Premises or any part thereof or which constitutes a public or private nuisance or waste.

     5.   Repairs, etc.
          -------------
          (a) The Lessee shall at all times during the term of this Lease, at its sole cost and expense, keep the whole and every part of the Leased Premises and the adjoining sidewalks, curbs, fences and vaults, if any, in good order and condition, and shall promptly make all necessary or appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work, and the

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Lessee shall, upon the expiration of this Lease, deliver up the
Leased Premises in as good condition and repair as received, reasonable wear and tear excepted.

          (b) The Lessee, at its sole cost and expense, will do or cause others to do all shoring of the foundations and walls of any building or other improvement included in the Leased Premises or of the ground adjacent thereto, and every other act, necessary or appropriate for the preservation and safety thereof by reason of or in connection with any excavation or other building operation upon the Leased Premises or any adjoining property, whether or not the owner of the Leased Premises shall, by any requirement of law, be required to take such action or be liable for failure to do so.

          (c) The Lessee shall have the right during the term of this Lease, at its sole cost and expense, at any time or from time to time, to make in or with respect to the Leased Premises, such additions, alterations, repairs and improvements as it shall see fit to make including the right to enlarge any building location on the Leased Premises, install such additional fixtures, equipment, machinery and appliances as it may require, provided that if any additions, alterations or improvements shall change the general character of the Leased Premises or substantially change the basic structure of any building or other improvement included therein or adversely affect the value of the Leased Premises, the prior written approval of the Lessor shall be obtained.

     6.   Inspection, Etc.
          ----------------
          (a) The Lessor and any assignee of the Lessor and their authorized representatives may, at all reasonable times during the term of this Lease upon three (3) days' prior written notice, inspect the Leased Premises or any part thereof. Neither the Lessor nor any

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such assignee shall have any duty to make or incur any liability or obligation for not making any such inspection.

          (b) The Lessor may, at all reasonable times during the term of this Lease, upon three (3) days prior written notice, enter upon the Leased Premises for the purpose of showing the same to prospective purchasers, and, during the final twelve (12) months of such term, to prospective lessees, and may display on the Leased Premises during such periods, in a manner not unreasonably to interfere with the business of the Lessee, the usual "For Sale" and "For Let" signs.

     7.   Fixtures and improvements
          -------------------------

          All of the buildings and improvements installed or placed on the Leased Premises by the Lessee at any time during the term of this Lease, including alterations, repairs and improvements, are to become part of the Leased Premises and remain thereon at the expiration or termination of this Lease, however occurring, provided that the facilities and fixtures, including, without limitation, the air-conditioning equipment, heating equipment and electrical lines, feeders, transformers and equipment and the electrical lighting fixtures and all counters, shelving and movable partitions, heretofore or hereafter installed by or at the expense of the Lessee in, to or on the Leased Premises, and any renewals or replacements thereof, and all other erections, additions and/or improvements made to, in or on the Leased Premises by and at the expense of the Lessee and susceptible of being removed from the Leased Premises without substantial injury thereto (Facilities and Fixtures), shall remain the property of the Lessee and the Lessee shall be entitled to remove the same or any part thereof at any time or times during the Primary Term of the Lease and any Extended Terms thereof, but the Lessee shall repair at its own expense any damage done to the Leased Premises in the course of such removal, and any Facilities and

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Fixtures not so removed shall become the property of the Lessor without any payment therefor by the Lessor. The Lessor's signs, if any, located on the Leased Premises at the expiration or termination of this Lease may be purchased by the Lessee at such time by payment of one dollar in cash to the Lessor and may similarly be removed.

     8.   Lessee's Covenants
          ------------------

     The Lessee covenants and agrees (in each case, whether or not compliance therewith or conformity thereto shall require structural changes in any building or other improvement included in the Leased Premises, or in any sidewalk, curb, fence or vault, if any, adjoining the Leased Premises, or shall interfere with the use and enjoyment of the Leased Premises, or any part thereof): (i) to pay, at the times and in the manner herein provided, all taxes, assessments, rents, excises, levies, fees and other governmental charges and utility charges and insurance premiums, payable by it hereunder; (ii) to comply with all laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, regulations, rules, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary; (iii) to comply with all instruments of record which now or at any time hereafter may be applicable to the Leased premises or any part thereof, or any of the adjoining sidewalks, curbs, fences and vaults, if any, or the ownership or use of any thereof; and (iv) to conform to all requirements of all policies of insurance covering the Leased Premises or insuring the Lessor or the Lessee in connection therewith; and (v) not to do or permit to be done on or in connection with the Leased Premises any act or thing which might impose any liability or responsibility upon the Lessor or subject the Leased Premises to any mortgage, lien, encumbrance or charge, other than the exceptions referred to in Schedule A hereto and any mortgage or deed of trust

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created by the Lessor to secure indebtedness incurred in connection with its acquisition of the Leased Premises, and to discharge any such mortgage, lien, encumbrance or charge which may arise. Notwithstanding anything to the contrary contained in the previous sentence, the Lessee in good faith, at its own expense and in a lawful and diligent manner, may contest (in the case of any item of importance, after prior written notice to the Lessor) the propriety of any such tax, assessment, rent, excise, levy, fee or charge or the validity, effect, operation or application of any such law, statute, code, ordinance, order, judgment, decree, injunction, regulation, rule, permit, license, authorization, direction, requirement or instrument. The Lessee agrees that every such contest shall be by appropriate proceedings which shall operate during the pendency thereof to prevent (i) except as set forth hereafter the collection of, or other realization upon, such tax, assessment, rent, levy, fee, rent or charge or lien encumbrance; (ii) the sale, forfeiture or loss of the Leased Premises, or any part thereof, or the Basic Rent or any additional rent, or any portion thereof;
(iii) any interference with the use and occupancy of the Leased Premises or any part thereof; and (iv) any interference with the payment of the Basic Rent or any additional rent, or any portion thereof. The failure to comply with the provisions of the first sentence of this Section 8 during the period of such contest shall not constitute a default hereunder. If, upon termination of any such contest, payment of or compliance with the contested item is required, the lessee shall pay or comply with the same forthwith. The Lessee shall indemnify and save harmless the Lessor from all liability for fines, penalties, forfeitures and like charges imposed upon it by reason of any such contest or of the Lessee's noncompliance during the period thereof. In case of a tax contest, the Lessee shall first pay said tax under protest and in case of contest of any other item, shall furnish to the Lessor, if requested, an indemnity bond in an amount reasonably satisfaction factory to the Lessor executed by the Lessee and a surety

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company reasonably satisfactory to the Lessor or, at Lessee's option, deposit moneys with the Lessor in such an amount as shall be reasonably necessary to indemnify the Lessor as aforesaid.

     9.  Indemnification, Etc.
         ---------------------

         (a) The Lessee will protect, indemnify and save the Lessor harmless from and against any and all liabilities, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses) of any nature arising from any accident, injury to or death of persons or loss of or damage to property occurring on the Leased Premises or on adjoining sidewalks, curbs, fences or vaults, if any, or in any manner growing out of or connected with the Lessee's use and occupancy of the Leased Promises or the condition thereof or of the adjoining sidewalks, curbs, fences or vaults, if any, during the term of this Lease. In case any action, suit or proceeding is brought against the Lessor by reason of any such occurrence, the Lessee upon the request of the Lessor, will at the Lessee's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by the Lessee and subject to the reasonable approval of the Lessor. The obligations of the Lessee under this section shall survive any termination of this Lease.

          (b) Nothing contained in this Lease shall constitute any consent or request by the Lessor, express or implied, for the performance of any labor or services or the furnishing of any materials or other property with respect to the Leased Premises, nor be construed as giving the Lessee any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Lessor in respect thereof.

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     10.  Insurance
          ---------

          (a) The Lessee will at all times maintain insurance on the Leased Premises of the following character:

                (i) insurance against loss or damage by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage and other risks from time to time included under "extended coverage" policies and such other risks as are or shall customarily be insured against with respect to property that is similar to the Leased Premises, in amounts sufficient to prevent the Lessor or the Lessee from becoming a co-insurer of any loss under the applicable policies, but in any event in amounts not less than the full insurable value of the Leased Premises. The term "full insurable value", as used herein, means actual replacement value less physical depreciation

                (ii) general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Leased Premises and the adjoining streets, sidewalks and passageways, such insurance to afford protection to the Lessor of not less than $500,000 with respect to bodily injury or death to any one person, not less than $1,000,000 with respect to any one accident, and not less than $500,000 with respect to property damage. Policies for such insurance shall be for the mutual benefit of the Lessor and the Lessee and, to the extent obtainable, the Mortgagees under the Mortgage hereinafter referred to.

                (iii) workmen's compensation insurance covering all persons employed in connection with any work done on or about the Leased Premises in connection with which claims for death or bodily injury could be asserted against the Lessor, the Lessee or the Leased Premises, provided that in lieu of such insurance, the Lessee may furnish the Lessor with

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satisfactory evidence that the Lessee has adopted a satisfactory method for the payment of compensation permitted by the laws of the state in which the Leased Premises is located.

                (iv) such other insurance on the Leased Premises in such amounts and against such other insurable hazards which at the time are commonly obtained in the case of property similar to the Leased Premises, including war risk insurance when and to the extent obtainable from the United States Government or an agency thereof. Such insurance shall be written by companies of recognized financial standing which are authorized to do an insurance business in the state in which the Leased Premises is located and such insurance shall name as the insured parties thereunder the Lessor and the Lessee, as their interests may appear. Such insurance may be obtained by the Lessee by endorsement on its blanket insurance policies provided that such blanket policies fulfill the requirements specified above in this paragraph 10(a). The Lessor shall not be required to prosecute any claim against any insurer or to contest any settlement proposed by any insurer, provided, however, that the Lessee may, at its sole cost and expense, prosecute any such claim or contest any such settlement, and in such event the Lessee may bring any such prosecution or contest in the name of the Lessor, the Lessee, or both and the Lessor will join therein at the Lessee's written request upon the receipt by the Lessor of an indemnity from the Lessee against any and all costs, liabilities and expenses in connection with such prosecution or contest. Notwithstanding any of the provisions of this paragraph 10(a), so long as the Lessee shall, in accordance with sound accounting practices, maintain self-insurance reserves against loss or damage from the risks required to be insured against pursuant to clause (i) of this Section 10(a), the Lessee may, in lieu of insuring the Leased Premises as provided above be and become a self-insurer thereof to the extent of up to $10,000 of the insurable value of the Leased Premises.

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          (b)   Insurance claims by reason of damage or destruction to any portion of the Leased Premises shall be adjusted by the Lessee, but the Lessor shall have the right to join with the Lessee in adjusting any such loss. If the entire amount of any proceeds paid pursuant to such claims shall not exceed $50,000 then such proceeds shall be payable to the Lessee. If the entire amount of any proceeds paid pursuant to such claims shall exceed $50,000, such proceeds shall be paid to the Lessee by the recipient thereof but only upon certificates of the Lessee, signed by the Treasurer or Vice President of the Lessee, delivered to the Lessor from time to time as the work of rebuilding, replacing and repairing the damage or destruction to the Leased Premises required by paragraph 11(b) progresses. Upon completion of such work any remaining proceeds will be paid to the Lessee upon delivery to the Lessor of a certificate of the Lessee, signed by the Treasurer or a Vice President thereof, to the effect that such work has been completed and complies with the requirements of paragraph 11(b). No payment of any proceeds shall be made to the Lessee pursuant to this paragraph 10(b) if any default shall have happened and be continuing under this Lease unless and until such default shall have been cured or removed.

          (c) Every such insurance policy shall bear a first mortgagee endorsement in favor of any mortgagee or mortgagees of the Leased Premises (herein, together with any assignee of said mortgagee's or mortgagees' interest in the Mortgage hereinafter referred to, called the Mortgagees) under a mortgage, deed of trust, indenture of mortgage and deed of trust or other similar security instrument covering the Leased Premises (herein called the Mortgage), and any loss under any such policy shall be made payable to the Mortgagees, provided, however, that any recoveries under any of said policies shall be applied by the Mortgagees, in the manner provided in paragraph 10(b). Every such policy shall contain to the extent obtainable, an agreement by the insurer that it will not cancel such policy except after 10 days prior written

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notice to the Lessor and to the Mortgagees and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Lessor or the Lessee which might, absent such agreement result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) the occupation or use of the Leased Premises for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by the Mortgagees or either of them pursuant to any provision of the Mortgage upon the happening of an event of default, as defined therein, or (iii) any change in title or ownership of the Leased Premises.

          (d) The Lessee shall deliver to the Lessor promptly after the execution and delivery of this Lease the original or duplicate policies or certificates of the insurers, satisfactory to the Mortgagees, if any, evidencing all the insurance which is then required to be maintained by the Lessee hereunder, and the Lessee shall, within 30 days prior to the expiration of any such insurance, deliver other original or duplicate policies or other certificates of the insurers evidencing the renewal of such insurance. Should the Lessee fail to effect, maintain or renew any insurance provided for in this paragraph 10, or to pay the premium therefor, or to deliver to the Lessor any of such policies or certificates, then and in any of said events the Lessor, at its option, but without obligation so to do, may, upon 5 days' notice to the Lessee of its intention so to do, procure such insurance, and any sums expended by it to procure any such insurance shall be additional rent hereunder and shall be repaid by the Lessee within 5 days following the date an which such expenditure shall be made by Lessor.

          (e) The Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this paragraph 10 to be furnished by the Lessee unless the Lessor is included therein as a named insured, with loss payable as in this

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Lease provided. The Lessee shall immediately notify the Lessor whenever any such separate insurance is obtained and shall deliver the policy or policies or certificates evidencing the same.

     11.  Damage or Destruction
          ---------------------
          (a) If, during the term of this Lease, any building or other improvement included in the Leased Premises is partially damaged or destroyed by fire, the elements or any other cause, the Lessee shall, whether or not the insurance proceeds, if any, on account of such damage or destruction are sufficient for the purpose, at its expense repair or rebuild the same within a reasonable time as nearly as possible to its value, condition and character immediately prior to such damage or destruction, and there shall be no abatement of rent during the time of repair or rebuilding.

          (b) If the Leased Premises shall be substantially damaged or destroyed in any single casualty so that the Leased Premises shall be unsuitable for restoration for the Lessee's continued use and occupancy in the Lessee's business, then at the Lessee's option, in lieu of rebuilding, replacing and repairing the Leased Premises as provided in this Lease, the Lessee may give notice to the Lessor, within 30 days after the occurrence of such damage or destruction, of the Lessee's intention to terminate this Lease on any business day specified in such notice which occurs not less than 60 nor more than 120 days after the date of such damage or destruction, provided that such notice shall be accompanied by a certificate of the Lessee, signed by the Treasurer or a vice President thereof, stating that, in the judgment of the Board of Directors of the Lessee, the Leased Premises are unsuitable for the Lessee's continued use and occupancy and the Lessee's business by reason of such casualty, the Lessee does not intend to rebuild, replace or repair the Leased Premises and the Lessee has discontinued the use of the Leased Premises or intends to discontinue such use within 90 days after such casualty, and

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provided, further that if such termination date occurs during the Interim or
Primary Terms, as a part of said notice the Lessee shall give its irrevocable offer to purchase the Leased Premises on such termination date at a price determined in accordance with Schedule C. If the Lessor shall reject such offer to purchase by notice given to the Lessee not later than the 10th day prior to such termination date, or if such termination date occurs during an Extended Term of this Lease, this Lease shall terminate on such date, except with respect to obligations and liabilities of the Lessee under this Lease, actual or contingent, which have arisen on or prior to such date, upon payment by the Lessee of all installments of Basic Rent and all other sums then due and payable under this Lease to and including such date of termination. Unless the Lessor shall have rejected such offer to purchase by notice to Lessee given not later than the 10th day prior to such termination date, the Lessor shall be conclusively presumed to have accepted said offer to purchase, and, if the Lessee shall not be in default under this Lease on such termination date, the Lessor shall transfer and convey the Leased Premises on such date and shall pay over or assign all rights to receive the proceeds of any insurance payable in connection with such damage or destruction to the Lessee upon the terms and provisions, set forth in paragraph 14, against payment by the Lessee of the purchase price therefor, together with all installments of Basic Rent and all other sums then due and payable under this Lease to and including such date of termination.

          (c) All insurance proceeds received by or payable to the Lessor or any assignee of the Lessor on account of any damage to or destruction of the Leased Premises or any part thereof (less the actual costs fees and expenses incurred in the collection thereof) shall be applied or dealt with by the Lessor or such assignee, as the case may be, as follows:

                (i) All such proceeds actually received on account of any such damage or destruction other than a Total Destruction shall, unless the Lessee is in default hereunder, be paid over to the Lessee or as it may direct from time to time as the repair or rebuilding progresses to pay (or reimburse the Lessee for) the cost thereof, but only upon the written request of the Lessee accompanied by evidence reasonably satisfactory to the Lessor or such assignee, as the case may be, that the sum requested has been paid or is then due and payable and is a proper item of such cost. Upon receipt by the Lessor or such assignee, as the case may be, of evidence reasonably satisfactory to it that the repair or rebuilding has been completed and the cost thereof paid in full and that there are no mechanic's or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds shall, unless the Lessee is in default hereunder, be paid over or assigned to the Lessee or as it may direct.

                (ii) All such proceeds received or payable on account of a Total Destruction shall, upon payment of the purchase price for the Leased Premises, be paid over or assigned to the Lessee or as it may direct.

          (d) The Lessee shall give the Lessor prompt written notice of any material damage to or destruction of all or any part of the buildings or other improvements included in the Leased Premises, specifying the particulars of the same in reasonable detail.

     12.  Condemnation
          ------------

          (a) If (i) the entire Leased Premises shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special or (ii) any substantial portion of the Leased Premises which is sufficient to render the remaining portion thereof unsuitable for the Lessee's continued use or occupancy in the Lessee's business shall be taken in or by any such proceedings (any taking of such entire or substantial portion being termed a Total Taking), then the Lessee shall, within 30 days after any such taking, give notice to the Lessor of its intention to terminate this Lease on any business day specified in such notice which occurs not less than 60 nor more than 120 days after such taking. If such date of termination occurs during the Interim or Primary Terms, as part of said notice of termination the Lessee shall (A) make an irrevocable offer to purchase the remaining portion of the Leased Premises (or, in case of the taking of the entire Leased Premises, the award payable in connection with such taking or the right to receive the same when made, if no payment thereof has yet been made) on said termination date at a price determined in accordance with Schedule C hereof, and (B) if less than the entire Leased Premises shall have been taken, deliver to the Lessor a certificate of the Lessee, signed by the Treasurer or any Vice President thereof, stating that, in the judgment of the Board of Directors of the Lessee, the portion of the Leased Premises so taken is sufficient to fulfill the conditions set forth in clause (ii) of this paragraph 12(a), that the Lessee does not intend to repair, rebuild or restore the Leased Premises and that the Lessee had discontinued the use of the Leased Premises or intends to discontinue such use 90 days after such taking. If the Lessor shall reject such offer to purchase by notice given to the Lessee not later than the 10th day prior to such termination date, or if such termination date occurs during an Extended Term of this Lease, this Lease shall terminate on such date, except with respect to obligations and liabilities of the Lessee under this Lease, actual or contingent, which have arisen on or prior to such date, upon payment by the Lessee of all installments of Basic Rent and all other sums then due and payable under this Lease to and including such date of termination. Unless the Lessor shall have rejected such offer to purchase by notice to the Lessee given not later than the 10th day prior to such termination date, the Lessor shall be conclusively presumed to have accepted said offer to purchase, and on such date of termination, the Lessor shall transfer and convey the remaining portion of the Leased Premises, if any, to the Lessee or its nominee upon the terms and provisions set forth in paragraph 14 and shall pay to the Lessee or its nominee the entire award actually received by the Lessor in connection with such taking, less any expenses incurred in collecting such award (such award less such expenses being herein called the "net award"), or, if such award shall not have been received by the Lessor, the Lessor shall assign to the Lessee all its right, title and interest in and to such award, in either case against payment by the Lessee of the purchase price therefor, together with all installments of Basic Rent and all other sums then due and payable under this Lease to and including such date of termination.

          (b) In case of any condemnation or taking affecting the Leased Premises other than a Total Taking, the Lessee shall, whether or not the awards or payments, if any on account thereof are sufficient for the purpose, restore the Leased Premises within a reasonable time as nearly as possible to the value, condition and character thereof immediately prior to such occurrence, and this Lease shall remain in full force and effect and there shall be no abatement or reduction of rent as a result thereof.

          (c) The Lessor shall be entitled to all condemnation awards and payments made or payable on account of any such taking, and the Lessee hereby irrevocably assigns, transfers and sets over to the Lessor all rights of the Lessee to any award or payment on account of any such occurrence and irrevocably authorizes and empowers the Lessor, in the name of the Lessee or otherwise, to file and prosecute what would otherwise be the Lessee's claim for any such award or payment and to collect, receipt for and retain the same. Provided that the Lessee is not then in default hereunder, the Lessor shall apply such awards and payments in the manner set forth in paragraph 12 (a), 12 (b) and 12 (f) to the extent any such paragraph may be applicable. The Lessee will pay all reasonable costs, fees and expenses incurred by the Lessor or any assignee of the Lessor in connection with any such occurrence and the seeking and obtaining of any award or payment on account thereof.

          (d) The Lessee shall give the Lessor prompt written notice of any such condemnation or taking or the commencement of any proceedings or negotiations which would result in any such occurrence, specifying the particulars of the same in reasonable detail.

          (e) The foregoing provisions shall also apply in the event of a negotiated sale to a public or quasi-public authority under threat of or in lieu of condemnation, provided that if at the time of any such proposed sale the Lessee is in possession of the Leased Premises, the Lessee's prior consent to such sale must be obtained.

          (f) All awards and payments received by or payable to the Lessor or any assignee of the Lessor on account of any condemnation, taking, or negotiated sale in lieu thereof (less the actual costs, fees and expenses incurred in the collection thereof if not paid by the Lessee as hereinabove provided) shall be applied or dealt with by the Lessor or such assignee, as the case may be, as follows:

                (A) All such awards and payments actually received, other than those in respect to a Total Taking, shall be applied as follows:

                        (i) Subject to subparagraph (ii) below, such awards and payments shall be applied to pay the cost of restoration of the Leased Premises, such application to be effected substantially in the same manner and subject to the same conditions as provided in the section hereof entitled "Damage or Destruction" with respect to insurance proceeds, except that, in case the total amount of such awards and payments shall not exceed $10,000, such awards and payments shall be paid over to the Lessee, if not in default hereunder, forthwith upon written request therefor and without compliance with any of such conditions.

                        (ii) In case of a taking of the Leased Premises for temporary use, such awards and payments shall be held and applied to the payment of Basic Rent, additional rent and other amounts becoming payable by the Lessee hereunder for the period of temporary use, provided that, if any portion of such awards and payments is made by reason of any damage to or destruction of the Leased Premises during such taking for temporary use, such portion shall be held and applied as provided in subparagraph (i) above after such taking is terminated.

                        (iii) The balance, if any, of such awards and payments not required to be held or applied in accordance with the foregoing subparagraphs (i) and (ii) shall, unless the Lessee is in default hereunder, be paid over or assigned to the Lessee or as it may direct.

                 (B) All such awards and payments received or payable on account of a Total Taking shall, upon payment of the purchase price for the facility be paid over in accordance with the provisions of paragraph 12(a).

     13.  Economic Abandonment
          --------------------

     So long as the Lessee is not in default under this Lease if the Leased Premises shall have become uneconomic and unsuitable for the Lessee's continued use and occupancy and if the Board of Directors of the Lessee has determined to discontinue the use of the Leased Premises in its business operations during the period ending on the first anniversary of the date of the delivery of the notice mentioned hereafter in this paragraph 13, or if the Lessee has on or before such date of delivery already discontinued such use, then the Lessee may notify the Lessor on or after September 1, 1977, of its intention to terminate this Lease on any business day specified in such notice which occurs during the Primary Term and which is not less than 180 nor more than 240 days after the date of the delivery of such notice, provided that, as a part of said notice, Lessee shall make an irrevocable offer to purchase the Leased Premises on such date of termination at a price determined in accordance with Schedule C hereof. Such notice and offer shall be accompanied by a certificate, signed by the Treasurer or any Vice President of the Lessee, to the effect that the Lessee's Board of Directors has determined that the Leased Premises have become uneconomic or unsuitable for the Lessee's continued use and occupancy, and to the further effect that the Lessee has discontinued the use of the Leased Premises or intends to discontinue such use during the period ending on the first anniversary of the date of the delivery of such notice to the Lessor. If the Lessor shall reject such offer to purchase by notice given to the Lessee not later than the 10th day prior to such termination date, this Lease shall terminate on such termination date, except with respect to obligations and liabilities of the Lessee under this Lease, actual or contingent, which have arisen on or prior to such date, upon payment by the Lessee of the Basic Rent due and payable by it to and including such date of termination. Unless the Lessor shall have rejected such offer to purchase by notice to the Lessee given not later than the 10th day prior to such termination date, the Lessor shall be conclusively presumed to have accepted said offer to purchase, and on such termination date the Lessor shall convey the Leased Premises to the Lessee pursuant to paragraph 14, against payment by the Lessee of the purchase price therefor, together with all installments of Basic Rent and all other sums then due under this Lease and unpaid to and including such termination date.

     14.  Procedure Upon Purchase
          -----------------------

          (a) In the event of the purchase of the Leased Premises or any part thereof by the Lessee pursuant to any provision of this Lease, the Lessor need not transfer and convey to the Lessee or its nominee any better title thereto than existed on the date of the commencement of this Lease, and the Lessee shall accept such title, subject, however, to all liens, encumbrances, charges, exceptions and restrictions attaching thereto on or after the commencement date of this Lease which have not been created or caused by Lessor and to all applicable laws, regulations and ordinances, but free of the lien of the Mortgage, if any.

          (b) Upon the date fixed for any such purchase of the Leased Premises of a part thereof pursuant to any provision of this Lease, the Lessee shall pay to the Lessor at its address set forth above or at any other place designated by the Lessor the purchase price therefor specified herein and the Lessor shall there deliver to the Lessee (i) a deed with covenants against acts of the Lessor, which deed relates to the Leased Premises or the portion thereof then being sold to the Lessee and shall convey and transfer at least the title thereto which is described in paragraph 14, together with (ii) such other instruments as shall be necessary to transfer to the Lessee any other property then required to be sold by the Lessor pursuant to this Lease. The Lessee shall pay all charges incident to such conveyance and transfer, including any counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes (other than any income or franchise taxes levied upon or assessed against the Lessor) which may be incurred or imposed by reason of the conveyance and transfer of the Leased Premises or part thereof then being purchased, or by reason of the delivery of said deed and other instruments. Upon the completion of such purchase, but not prior thereto (whether or not any delay in the completion of, or the failure to complete, such purchase shall be the fault of the

Lessor), this Lease and all obligations hereunder (including the obligations to pay Basic Rent and additional rent) shall terminate with respect to the Leased Premises except with respect to obligations and liabilities of the Lessee, actual or contingent, under this Lease which arose on or prior to said date of purchase.

     15.  Assignment And Subletting
          -------------------------

     The Lessee may sublet the Leased Premises or any part thereof, and with the consent of the Lessor (which consent will not be unreasonably withheld), may assign all of its rights and interests under this Lease, provided that each such sublease shall expressly be made subject to the provisions of this Lease. If the Lessee assigns all its rights under this Lease, the assignee under such assignment shall expressly assume all of the obligations of the Lessee hereunder in a written instrument delivered to the Lessor within 30 days after such assignment. No assignment or sublease made as permitted by this paragraph 15 shall affect or reduce any of the obligations of the Lessee hereunder, and all the obligations of the Lessee hereunder shall continue in full force and effect as the obligations of a principal and not as the obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made. No sublease or assignment made as permitted by this paragraph 15 shall impose any obligations on the Lessor, or otherwise affect any of the rights of the Lessor under this Lease. Neither this Lease nor the terms hereby demised shall be mortgaged by Lessee, nor shall the Lessee mortgage or pledge the interest of the Lessee in and to any sublease of the Leased Premises or the rentals payable thereunder. Any such mortgage or pledge, and any such sublease or assignment made in violation of this paragraph 15 shall be void. The Lessee shall within 10 days after the execution and delivery of any such assignment, deliver a conformed copy thereof to the Lessor and within 10 days after the execution and delivery of any such sublease, the Lessee shall give notice to the

Lessor of the existence and term of such sublease, and of the name and address of the sublessee thereunder. So long as the Lessee shall not be in default hereunder, the Lessee shall be entitled to receive and retain all rents payable pursuant to any lease of a portion of the Leased Premises existing on the date of the commencement of this Lease.

     16.  Reimbursement for Alterations and Additions
          -------------------------------------------

          (a) On any date during the Primary Term, Lessee may by notice to Lessor request that Lessor pay to Lessee the amount of Lessee's unreimbursed expenses, determined as provided hereinafter in this Section 16 (herein called the Reimbursable Expenses), which have been incurred by Lessee in connection with construction of any buildings, structures or other improvements which is permitted by Section 5 but which is not required under any other provision of this Lease, provided that the amount of the Reimbursable Expenses exceeds $200,000. Such request shall be accompanied by a certificate, signed by the President or a Vice President of Lessee and dated the date of such request, setting forth in reasonable detail the amount and character of the Reimbursable Expenses and a description of the buildings, structures or other improvements in connection with which such Expenses were incurred, stating that the construction in connection with which such Expenses were incurred has been completed in compliance with the requirements of this Section 16, specifying the date on which the construction of each such building, structure and other improvement was completed, and stating that such Expenses are reimbursable in the amounts requested under the term of this Section 16. Upon receipt of such request and certificate, Lessor agrees to pay to Lessee an amount equal to such Expenses so certified, but only if the following further conditions shall have been fulfilled within 90 days after the receipt of such request and certificate:

                (i) Additional notes of Lessor (herein called the Improvement Notes) , issued for the purpose of obtaining funds to make such payment to Lessee and fulfilling the terms and conditions of the Indenture shall have been sold by Lessor after the receipt of Lessor of such request and certificate from Lessee, and the proceeds of the sale of the Improvement Notes actually received by Lessor shall have been at least equal to the amount of the payment to be made to Lessee pursuant to its request as provided above;

                (ii) Lessor and Lessee shall have executed, acknowledged and delivered a supplement to this Lease, which supplement (herein called the Lease Supplement) shall, as of the date of such payment to Lessee (herein called the Reimbursement Date) and thereafter during the continuance of this Lease: (A) increase each Basic Rent payment required to be made during the Primary Term and, if necessary, the Extended Terms of this Lease by an equal amount which shall be at least sufficient to make each payment, when due, of principal of, and interest on, the Improvement Notes. (B) increase the purchase prices set forth in Schedule C hereof that would be payable upon a purchase of the Leased Premises by Lessee pursuant to Sections 11(b), 12(a), 13 and 16(b) hereof by amounts which shall at all times thereafter be at least sufficient to prepay the then outstanding principal amount of the Improvement Notes, together with all accrued interest thereon and (C) make such other changes, if any, as shall be required by the modifications made by the Lease supplement, and ratify and confirm this Lease in all other respects;

                (iii) Lessor and Lessee shall have executed, acknowledged and delivered a supplement to the Assignment of Lease and Agreement dated as of July 25, 1967 from Lessor and Lessee to the Trustees (herein called the Assignment) relating to this Lease, which supplement (herein called the Assignment Supplement) shall, as of the Reimbursement

Date and thereafter during the continuance of this Lease, expressly and specifically subject this Lease as supplemented by the Lease Supplement to the assignment of this Lease as originally executed which was made by the Indenture and the Assignment as originally executed;

                (iv) Lessor shall have received an opinion of counsel for Lessee, dated the Reimbursement Date and in form and substance satisfactory to Lessor, to the effect that: (A) Lessee has fulfilled all the requirements of this Lease which must be fulfilled by Lessee in connection with the reimbursement of Lessee by Lessor of the Reimbursable Expenses, (B) the Lease Supplement and the Assignment Supplement have been duly authorized, executed and delivered by Lessee and are legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with their respective terms, and to the effect that such Supplements effectively amend this Lease and the Assignment, respectively, and this Lease as so supplemented and said Assignment as so supplemented are legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with their respective terms and have been recorded or filed in all offices in which recording or filing is necessary in order to publish notice or to protect the validity thereof, (C) neither the execution or delivery of such Supplements, nor the consummation of the transactions contemplated therein, nor compliance with the provisions thereof, conflict or will conflict with, or result in a breach of, any of the terms, conditions or provisions of, or constitute a default under, Lessee's certificate of incorporation or by-laws, or any contract or agreement to which Lessee is a party or by which it is bound, nor will any of such acts result in a violation of any law, order, rule, regulation, injunction, judgment or decree of any court or governmental authority, (D) no approval, authorization, order, license, permit, franchise or consent of, or registration, declaration or filing with, any government authority is required in connection with the execution, delivery or performance by Lessee of such

Supplements, or, if any such approval, authorization, order, license, permit, franchise, consent, registration, declaration or filing is required, specifying the same and stating that the same has been obtained or made and is in full effect, and (E) Lessee is a validly organized and existing corporation in good standing under the laws of the state in which it is incorporated and is duly qualified to do business and is in good standing in the state in which the Leased Premises are located; it being understood that such opinion may be subject to the qualification that the rights and remedies set forth in this Lease and the Assignment as supplemented by such Supplements are subject to any applicable bankruptcy and insolvency law;

                (v) An amendment or endorsement to the mortgage title insurance policy theretofore delivered to the Trustees pursuant to Section 3.11(a) of the Indenture with respect to the Leased Premises, satisfactory in form and substance, to Lessor and the Trustees, increasing the net amount of such mortgage title insurance by an amount equal to the Reimbursable Expenses, redating such policy to the Reimbursement Date, and not containing any additional exceptions to title to the Leased Premises other than Permitted Encumbrances, as defined in the Indenture;

                (vi) A copy of a revised survey of the Leased Premises, dated within 30 days of the Reimbursement Date and satisfactory in form and substance to Lessor and the Trustee, showing the exact location and dimensions of the Leased Premises including the improvements thereon; and the exact location of all lot and street lines, all means of access to the Leased Premises, all wires pipes and other conduits and easements relating to the Leased Premises; and

                (vii) Such other certificates of Lessee as Lessor may reasonably request in order to enable Lessor to finance the cost of the Reimbursable Expenses.

          (b) Lessor shall incur no liability under this Lease by reason of its inability to finance the cost of the Reimbursable Expenses. If (i) Lessor shall have made diligent efforts to sell the Improvement Notes in order to finance the Reimbursable Expenses, (ii) Lessor and Lessee are unable to agree upon the interest rate which such Improvement Notes will bear, and if the rent increases which the Lessee shall have been willing to make shall be sufficient to amortize 100% of the principal amount of such Improvement Notes by their maturity, at an interest rate which is not less than the prime rate then chargeable by First National City Bank for commercial loans plus 1% and (iii) Lessor does not reimburse Lessee within a period of 90 days after the date of the receipt of Lessee's request for such reimbursement (herein called the Final
Date), Lessee shall, within 30 days after the Final Date, have the right to give notice to Lessor of its intention to terminate this Lease on any business day specified in such notice which occurs not less than 30 nor more than 60 days after such notice. As part of such notice, Lessee shall make an irrevocable undertaking to purchase the Leased Premises on such date of termination at a price determined in accordance with Schedule C hereof, and this Lease shall terminate on such termination date, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such date, upon payment by Lessee of the Basic Rent due and payable by it to and including such date of termination. On such termination date Lessor shall convey the Leased Premises to Lessee pursuant to Section 14 against payment by Lessee of the purchase price therefor, together with all installments of Basic Rent and all other sums then due under this Lease and unpaid to and including such termination date. Notwithstanding the preceding provisions of this Section 16, Lessee shall not have the right to terminate this Lease and to purchase the Leased Premises, as provided in Section 16, if Lessor shall be unable to reimburse Lessee for the Reimbursable Expenses due to the failure of Lessee

(i) to negotiate in good faith the increase in Basic Rent and the increases in the purchase prices, referred to in clause (ii) of Section 16 (a), in order to make the payments of interest and principal on the Improvement Notes, or (iii) to deliver to Lessor the certificates, documents, opinion and other instruments referred to in paragraph 16 (a). If Lessee does not elect to terminate this Lease as hereinabove provided, this Lease shall continue in full effect and Lessee shall have no right against Lessor due to failure of Lessor to reimburse Lessee as provided in paragraph 16 (a).

     17.  Right to Perform
          ----------------

     If the Lessee shall fail to make any payment or perform any act required to be made or performed by it hereunder, the Lessor, without notice to or demand upon the Lessee and without waiving or releasing any obligation or default of the Lessee, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee, and may enter upon the Leased Premises or any part thereof for such purpose, and take all such action thereon as, in the opinion of the Lessor, may be reasonably necessary or appropriate therefor. No such entry shall be deemed to be an eviction of the Lessee. All payments so made by the Lessor and all costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection therewith or in connection with the performance by the Lessor of any such act shall constitute additional rent hereunder.

     18.  Events of Default
          -----------------

          (a) Provided always and these presents are made upon the express condition that, if any one or more of the following events ("Events of Default") shall occur;

                (i) if the Lessee abandons the Leased Premises, except as hereinbefore provided, before the expiration of the term hereof; or

                (ii) if the Lessee shall fail to pay any Basic Rent when and as the same becomes due and payable, and such failure shall continue for more than five (5) days after the Lessee shall have received written notice thereof from the Lessor; or

                (iii) if the Lessee shall fail to pay any additional rent or other sum (other than Basic Rent) payable by it to the Lessor when and as the same becomes due and payable, and such failure shall continue for more than ten
(10) days after the Lessee shall have received written notice thereof from the Lessor; or

                (iv) if the Lessee does not or shall neglect or fail to perform or observe any other covenant or condition herein contained, which on its part is to be performed, and such neglect or failure shall continue for more than twenty (20) days after the Lessee shall have received written notice thereof from the Lessor; or

                (v) if the Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition. readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or

                (vi) if, within sixty (60) days after the commencement of any proceeding against the Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Lessee, of any trustee, receiver or liquidator of the Lessee or of any material part of its properties, such appointment shall not have been vacated; or

                (vii) if the Lessee shall default in the same manner as specified in clauses (a), (b), (c) or (d) above under any other lease between the Lessor and the Lessee having provisions substantially similar to those of this Lease; then and in any such event the Lessor may at its option terminate this Lease, or terminate the Lessee's right to possession without terminating this Lease, by giving written notice thereof to the Lessee, and may, without further notice or demand, enter into or upon the Leased Premises and repossess the same as of their former estate and expel the Lessee and those claiming under it and remove its effects (forcibly, if necessary) without prejudice to any remedies which might otherwise be available for arrears of rent or preceding breach of covenant; and any such termination, repossession, removal or expulsion, whether by direct act of the Lessor or through the medium of legal proceedings for that purpose instituted, shall not affect the liability of the Lessee or its successors and assigns for Basic Rent, additional rent or other sums past due or to become due in the future under the terms of this Lease, but the same shall continue and remain liabilities and obligations of the Lessee as if such termination, repossession, expulsion and removal had not taken place.

          (b) In the event of any such termination, entry, repossession, expulsion or removal, the Lessee, so far as permitted by applicable law, waives
(i) any notice of repossession or of the institution of legal proceedings to that end, (ii) any right of redemption or repossession, (iii) any right to a trial by jury in any proceeding or any matter in any way connected with this Lease, and (iv) the benefits of any laws exempting property from liability for rent or for debt.

          (c) All reasonable costs and expenses (including attorneys' fees and expenses) of the Lessor incurred as a result of any such default or Event of Default shall constitute additional rent hereunder.

     19.  Further Rights of Default
          -------------------------

          (a) At any time or from time to time after any such termination, repossession, expulsion or removal, the Lessor may (but shall be under no obligation to) relet the Leased Premises or any part thereof for the account of the Lessee, without notice to the Lessee, for such term and on such conditions and for such uses as the Lessor, in its uncontrolled discretion may determine, and may collect and receive the rents therefor and apply the same to the amounts due or to become due hereunder, but (except to the extent of such application of rents) no such reletting shall relieve the Lessee of any of its liabilities or obligations hereunder.

          (b) In the event of any such termination, entry, repossession, expulsion or removal, the Lessee will pay to the Lessor Basic Rent and all additional rent and other sums required to be paid by the Lessee up to the time of such termination, entry, repossession, expulsion or removal, and thereafter, the Lessee, until the end of what would have been the term of this Lease in the absence of such termination, entry, repossession, expulsion or removal and whether or not the Leased Premises or any part thereof shall have been relet, shall be liable to the Lessor for, and shall pay to the Lessor, as liquidated and agreed current damages for the Lessee's default (a) the Basic Rent and all additional rent and other sums which would be payable under this Lease by the Lessee in the absence of such termination, entry, repossession, expulsion or removal less (b) the net proceeds, if any, of any reletting effected for the account of the Lessee pursuant to this section, after deduction from such proceeds all Lessor's expenses in connection with such reletting including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, reasonable alteration costs, and expenses of preparation for such reletting). The Lessee will pay such current damages quarterly on the days on which the Basic Rent would have been payable under this Lease in the absence of such termination, entry, repossession, expulsion or removal, and the Lessor shall be entitled to recover the same from the Lessee on each such day.

          (c) At any time after any such termination, entry, repossession, expulsion or removal whether or not the Lessor shall have collected any current damages as aforesaid, the Lessor shall be entitled to recover from the Lessee on demand, as and for liquidated and agreed final damages for the Lessee's default, an amount in cash equal to the excess, if any, of (a) the Basic Rent, additional rent and all other sums which would be payable to the Lessor under this Lease from the date of such demand (or if it be earlier, the date to which the Lessee shall have satisfied in full its obligations under the preceding paragraph to pay current damages) for what would be the then unexpired term of this Lease in the absence of such termination, entry, repossession, expulsion or removal, over
(b) the then fair net rental value of the Leased Premises for the same period. If any applicable statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed on, the Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

     20.  Lessor's Lien, No Merger, etc.
          ------------------------------

          (a) The Lessee hereby grants the Lessor a first lien upon all of the interest of the Lessee under this Lease and in and to the Leased Premises, which lien may be foreclosed, and the Lessee hereby assigns to the Lessor all rents, issues, profits and income arising from and under any subleases permitted hereby (and, upon demand, will assign to the Lessor all such subleases) , to secure the payment of the rents and other sums payable by the Lessee hereunder and the performance of all other obligations of the Lessee hereunder, provided that, unless and until a default or Event of Default occurs hereunder, the Lessee may continue to collect, receive and enjoy all such rents, issues, profits and income. The Lessor shall be entitled, as a matter of right, to have a receiver appointed for the Leased Premises if a default or Event of Default occurs hereunder.

          (b) There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly (by reason of the foreclosure of the lien provided for in this section or otherwise), (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate and (b) the fee estate in the Leased Premises or any part thereof or any interest in such fee estate, and no such merger shall occur unless and until all persons, corporations, firms and other entities, including each assignee having any interest in (i) this Lease or the leasehold estate created by this Lease or (ii) the fee estate in the Leased Premises or any part thereof shall join in a written instrument affecting such merger and shall duly record the same.

     21.  Remedies Cumulative
          -------------------

     Each right, power and remedy of the Lessor provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise by the Lessor of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all other such rights, powers or remedies.

     22.  Quiet Enjoyment
          ---------------

     If the Lessee shall pay the Basic Rent, additional rent and other amounts payable by the Lessee hereunder as and when the same become due and payable and shall perform and comply with all of the other terms and conditions hereof, the Lessor will not interfere with the peaceful and quiet occupation and enjoyment of the Leased Premises by the Lessee, which occupation and enjoyment shall be without hindrance, ejection or molestation by the Lessor, subject to the rights of the Lessor under the section 6 hereof. Any failure by the Lessor to comply with the foregoing covenant shall not give the Lessee any right to cancel or terminate this Lease or to abate, reduce or make deduction from or offset against the rents or any other documents payable under this Lease or to fail to perform or comply with any other term or condition hereof, but nothing herein shall prevent the Lessee from obtaining injunctive relief against the Lessor.

     23.  General Provisions
          ------------------

          (a)   The Lessee will deliver to the Lessor, promptly upon request,
(a) a certificate of the President or a Vice President or the Treasurer of the Lessee stating that no default exists hereunder, or, if any such default exists, specifying the nature and period of existence thereof and what action the Lessee is taking or proposes to take with respect thereto, (b) such a certificate certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, specifying the same and certifying that this Lease, as modified, is in full force and effect, and (c) all such other information with respect to the Leased Premises as may reasonably be requested.

          (b) The Lessee further covenants and agrees to pay and discharge all reasonable costs and expenses (including attorneys' fees and expenses) that shall be paid or incurred by the Lessor in enforcing the covenants and agreements of this Lease, and the same shall constitute additional rent hereunder.

          (c) Any notice that should or may be given hereunder shall be properly given if sent by certified mail in a properly enclosed, sealed and postpaid envelope, deposited in any regularly maintained United States Post Office, addressed, if to the Lessor, c/o Wood, Struthers & Winthrop, 20 Exchange Place, New York, New York 10005, or if to the Lessee, Honeywell, Inc., Electronic Data Processing Division, 60 Walnut Street, Wellesley Hills, Massachusetts, Attention: Vice President and General Manager, or if to any assignee of the Lessor, at such address as such assignee shall have furnished in writing to the Lessee. The persons and places to which notices are to be mailed may be changed from time to time by the Lessor or by the Lessee upon written notice to the other or by any such assignee upon written notice to the Lessee.

          (d) The failure of the Lessor to insist upon strict performance of any of the terms, covenants or conditions herein contained shall not be deemed a waiver of any of the rights or remedies of the Lessor and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions.

          (e) No surrender to the Lessor of this Lease or of the Leased Premises or any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and any assignee of the Lessor's interests hereunder.

     If any term of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby.

     This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the charge, waiver, discharge or termination is sought. The headings in this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in several counterparts, each of which is an original, but all of which shall constitute one instrument.

     The terms Lessor and Lessee when used herein shall be taken to mean either the singular or the plural, as the case may be, and the provisions of this instrument shall bind and inure to the benefit of the parties mutually and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunder affixed and attested by their respective officers thereunto duly authorized.

                              SECOND BROMFIELD PROPERTIES, INC.
                                                   Lessor

                              By ___________________________________
                                                   PRESIDENT

[Corporate Seal]

Attest:

__________________________
Secretary

                              HONEYWELL INC.
                              Lessee

                              By ___________________________________
                                 R. W. Laxson, Treasurer

[Corporate Seal]

Attest:

__________________________
Asst. Secretary

                                  SCHEDULE A
                                   ----------

                              Property Description
                              --------------------

     A certain parcel of land with the buildings thereon situated in Newton, Middlesex County, Commonwealth of Massachusetts, being shown as lot containing 486,128 square feet more or less on plan entitled "Plan of Land in Newton Mass", dated August 4, 1967, by Edward F. Carney, Registered Surveyor, bounded and described, as shown on said plan, as follows:

     SOUTHEASTERLY  by Needham Street, 843.87 feet;

     SOUTHWESTERLY  by land now or formerly of Dearfoot Farms Co., formerly
                    National Dairies Co., 701.55 feet;

     NORTHWESTERLY  by land of N.Y.N.H. & Hartford Railroad, 790.79 feet;

     NORTHERLY      by land now or formerly of New England Concrete Pipe Co.
                    176.05 feet; and

     NORTHEASTERLY  by land now or formerly of said New England Concrete Pipe
                    Co. 492.74 feet.

                                  SCHEDULE B

                              BASIC RENT PAYMENTS

     1. The installment of Basic Rent payable during the Interim Term is $14,533.32, payable on September 30, 1967.

     2. Each installment of Basic Rent payable during the Primary Term is $35,437.50, payable on September 30, 1967, and thereafter on the last day of each September, December, March and June occurring during the Primary Term to and including June 30, 1987.

     3. Each installment of Basic Rent payable during the first Extended Term is $10,937.50, payable on the last day of each September, December, March and June occurring during such Extended Term.

     4. Each installment of Basic Rent payable during the remaining seven Extended Terms is $4,375.00, payable on the last day of each September, December, March and June occurring during such Extended Terms.

                                  SCHEDULE C

     Upon the purchase of the Leased Premises pursuant to paragraph 11(b), 12(c), 13 or 16(b) of this Lease, the purchase price payable shall be an amount equal to the sum of (i) $1,750,000 (herein called the Lessor's Cost) multiplied by the applicable percentage set opposite the date of purchase below; (ii) if such date of purchase is not a Basic Rent Payment Date, interest at the rate of 6% per annum on the amount determined as provided in clause (i) above for the period beginning on the Basic Rent Payment Date immediately preceding such date of purchase and ending on the including such date of purchase; (iii) if such purchase is pursuant to such paragraph 13, a premium of $70,000; and (iv) if such purchase is pursuant to such paragraph 16(b); a premium of $87,500.

DATE OF PURCHASE                                                                         PERCENT
----------------                                                                         -------
From August 10, 1967 to and including September 29, 1967                                  100.00
From September 30, 1967 to and including December 30, 1967                                 97.94
From December 31, 1967 to and including March 30, 1968                                     97.35
From March 31, 1967 to and including March 30, 1968                                        96.75
From June 30, 1968 to and including September 29, 1968                                     96.15
From September 30, 1968 to and including December 30, 1968                                 95.5__
From December 31, 1968 to and including March 30, 1969                                     94.9__
From March 31, 1969 to and including June 29, 1969                                         94.2__
From June 30, 1969 to and including September 29, 1969                                     93.___
From September 30, 1969 to and including December 30, 1969                                 92.9__
From December 31, 1969 to and including March 30, 1970                                     92.3__
From March 31, 1970 to and including June 29, 1970                                         91.___
From June 30, 1970 to and including September 29, 1970                                     90.___
From September 30, 1970 to and including December 30, 1970                                 90.2__
From December 31, 1970 to and including March 30, 1971                                     89.5__
From March 31, 1971 to and including June 29, 1971                                         88.___
From June 30, 1971 to and including September 29, 1971                                     88.___
From September 30, 1971 to and including December 30, 1971                                 87.3__
From December 31, 1971 to and including March 30, 1972                                     86.___
From March 31, 1972 to and including June 29, 1972                                         85.___
From June 30, 1972 to and including September 29, 1972                                     85.___
From September 30, 1972 to and including December 30, 1972                                 84.___
From December 31, 1972 to and including March 30, 1973                                     83.___
From March 31, 1973 to and including June 29, 1973                                         82.___

DATE OF PURCHASE                                                                         PERCENT
----------------                                                                         -------
From June 30, 1973 to and including September 29, 1973                                     81.___
From September 30, 1973 to and including December 30, 1973                                 81.___
From December 31, 1973 to and including March 30, 1974                                     80.___
From March 31, 1974 to and including June 29, 1974                                         79.___
From June 30, 1974 to and including September 29, 1974                                     7_.___
From September 30, 1974 to and including December 30, 1974                                 77.___
From December 31, 1974 to and including March 30, 1975                                    76.76_
From March 31, 1975 to and including June 29, 1975                                        75.856
From June 30, 1975 to and including September 29, 1975                                    74.936
From September 30, 1975 to and including December 30, 1975                                74.002
From December 31, 197S to and including March 30, 1976                                    73.055
From March 31, 1976 to and including June 29, 1976                                        72.093
From June 30, 1976 to and including September 29, 1976                                    71.117
From September 30, 1976 to and including December 30, 1976                                70.126
From December 31, 1976 to and including March 30, 1977                                    69.121
From March 31, 1977 to and including June 29, 1977                                        68.100
From June 30, 1977 to and including September 29, 1977                                    67.064
From September 30, 1977 to and including December 30, 1977                                66.013
From December 31, 1977 to and including March 30, 1978                                    64.945
From March 31, 1978 to and including June 29, 1978                                        63.662
From June 30, 1978 to and including September 29, 1978                                    62.762
From September 30, 1978 to and including December 30, 1978                                61.646
From December 31, 1978 to and including March 30, 1979                                    60.514
From March 31, 1979 to and including June 29, 1979                                        59.364
From June 30, 1979 to and including September 29, 1979                                    58.197
From September 30, 1979 to and including December 30, 1979                                57.012
From December 31, 1979 to and including March 30, 1980                                    55.810
From March 31, 1980 to and including June 29, 1980                                        54.590
From June 30, 1900 to and including September 29, 1980                                    53.351
From September 30, 1980 to and including December 30, 1980                                52.094
From December 31, 1980 to and including March 30, 1981                                    50.818
From March 31, 1981 to and including June 29, 1981                                        49.522
From June 30, 1981 to and including September 29, 1981                                    48.208
From September 30, 1981 to and including December 30, 1981.                               46.873
From December 31, 1981 to and including March 30, 1982                                    45.519
From March 31, 1982 to and including June 29, 1982                                        44.144
From June 30, 1982 to and including September 29, 1982                                    42.749
From September 30, 1982 to and including December 30, IM                                  41.333
From December 31, 1982 to and including March 30, 1983                                    39.895
From March 31, 1983 to and including June 29, 1983                                        38.436
From June 30, 1983 to and including September 29, 1983                                    36.955
From September 30, 1983 to and including December 30, 1983                                35.452
From December 31, 1983 to and including March 30, 1984                                    33.926
From March 31, 1984 to and including June 29, 1984                                        32.377

DATE OF PURCHASE                                                                         PERCENT
----------------                                                                         -------
From June 30, 1984 to and including September 29, 1984                                    30.806
From September 30, 1984 to and including December 30, 1984                                29.210
From December 31, 1964 to and including March 30, 1985                                    27.591
From March 31, 1985 to and including June 29, 1985                                        25.947
From June 30, 1985 to and including September 29, 1985                                    24.279
From September 30, 1985 to and including December 30, 1985                                22.566
From December 31, 1985 to and including March 30, 1986                                    20.867
From March 31, 1986 to and including June 29, 1986                                        19.122
From June 30, 1986 to and including September 29, 1986                                    17.352
From September 30, 1986 to and including December 30, 1966                                15.555
From December 31, 1966 to and including March 30, 1987                                    13.730
From March 31, 1987 to and including June 29, 1987                                        11.879
From June 30, 1987 to and including September 30, 1987                                    10.000

State of New York   )
                    )  ss.:
County of New York  )

     On this 4th of August, 1967, before me, William M. Booth, a Notary Public in and for the said County and State, personally in said County and State, appeared Charles F. MacGill and James P. Cookson to me personally known and known to me to be the President and Secretary, respectively, of Second Bromfield Properties, Inc., one of the corporations named in and executing the foregoing instrument, which instrument includes Schedules A, B and C attached thereto and made a part thereof, and which instrument was produced to me in said County and State aforesaid by the said President and Secretary, who are known to me to be the identical persons who subscribed the name of the maker thereof to the foregoing instrument as its President and Secretary, respectively, who by me being duly sworn, did severally depose, say and acknowledge, on their several oaths, in said County and State aforesaid, that they reside at Lane Gate Road, Cold Spring, N.Y. 10516 and 76 Oxford Blvd., Garden City, N.Y., respectively, that they are the President and Secretary, respectively, of said corporation and that said corporation executed said instrument; that they know the seal of said corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that they, being informed of the contents of said instrument, signed and scaled said instrument and that they executed the same in the name and on behalf of said corporation by order, authority and resolution of its Board of Directors and that they signed their names thereto by like order; that they executed the same as, and said instrument is their free and voluntary act and deed and the free and voluntary act and deed of said corporation for the consideration, uses and purposes therein set forth and expressed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year above written.

                              /s/ William M.Booth
                              -------------------
                                  Notary Public

my place of residence is:

My commission expires:

Notarial Seal]

State of Minnesota  )
                    )  ss.:
County of Hennepin  )

     On this 4th of August, 1967, before me, Audrey B. Hagberg, a Notary Public in and for the said County and State, duly commissioned and sworn, personally in said County and State appeared R.W. Laxson and Mary F. Riley, to me personally known and known to be Treasurer and Assistant Secretary, respectively, of Honeywell, Inc., one of the corporations named in and executing the foregoing instrument, which instrument includes Schedules A, B and C attached thereto and made a part thereof, and which instrument was produced to me in said County and State aforesaid by said R.W> Laxson and Mary F. Riley, who are known to me to be the identical persons who subscribed the name of the maker thereof to the foregoing instrument as its Treasurer and Assistant Secretary, respectively, who by me being duly sworn, did severally depose, say and acknowledge, on their several oaths in said County and State aforesaid, that they reside at Minneapolis, Minnesota that they are the Treasurer and Assistant Secretary, respectively, of said corporation and that said corporation executed said instrument; that they know the seal of said corporation; that the seal affixed to said instrument is the corporate seal of said corporation; that they, being informed of the contents of said instrument, signed and sealed said instrument and that they executed the same in the name and on behalf of said corporation by order, authority and resolution of its Board of Directors and that they signed their names thereto by like order; that they executed the same as, and said instrument is, their free and voluntary act and deed and the free and voluntary act and deed of said corporation for the consideration, uses and purposes therein set forth and expressed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

                                   /s/ Audrey B. Hagberg
                                   --------------------
                                       Notary Public

my place of residence is:

My commission expires:

Notarial Seal]

                                   Honeywell

                    NOTICE OF EXERCISE OF OPTION TO EXTEND
                    --------------------------------------

CERTIFIED MAIL
--------------
RETURN RECEIPT REQUESTED
------------------------

March 13, 1987

Wellford Associates
c/o Shawnee Equities, Inc.
110 E. 59th Street
83rd Floor
New York, NY  10022

Re:  141-165 Needham Street
     Newton Highlands, MA
                       --

Gentlemen:

Reference is made to a certain Lease dated as of July 25, 1967 between Wellford Associates c/o Shawnee Equities, Inc., successor to Second Bromfield Properties, Inc. and Honeywell Information Systems, Inc., (Honeywell) successor to Honeywell, Inc. for the office buildings and engineering facility located at 141-165 Needham Street, Newton, Massachusetts.

In accordance with the terms of the Lease on pages 1 and 2 thereof and the Basic Rent as defined in schedule B of the Lease, this is written notice that Honeywell as Lessee hereby exercises its right to extend this Lease for the first of eight consecutive extended terms for a period of five years, commencing on October 1, 1987 through September 30, 1992.

Please confirm your receipt of this letter by signing the copy of same and returning it to the undersigned in the envelope provided.

Sincerely,

Honeywell Information Systems, Inc.

By: /s/ Philip A. Perry                    Acknowledge Receipt
    -------------------                    Wellford Associates
    Its Manager of Real Estate             c/o Shawnee Equities, Inc.


cc:  Mr. James R. McMahon, Officer
     Corporate Trust Division
     Mellon Bank N.A.                      By:
     One Mellon Bank Center                   -------------------------
     Pittsburgh, PA  15258-0001
                                           Title:
                                                 ----------------------